UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2020

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 23, 2020, Occidental Petroleum Corporation (the “Company” or “Occidental”) along with the financial institutions party to the agreements, amended the sole financial covenant in its Revolving Credit Facility and Term Loan both dated June 3, 2019 (together the “Credit Agreements”) by revising the definition of “Total Capitalization” in Section 1.01 of each Credit Agreement (the “First Amendments”) to exclude any non-cash write-downs, impairments and related charges occurring after September 30, 2019, which will provide the Company with additional flexibility, in the event of any such write-downs, impairments or other changes under the ratio of Total Debt to Total Capitalization covenant set forth therein.

As of March 24, 2020, the Company had no borrowings or outstanding letters of credit under the Revolving Credit Facility.

Some of the lenders under the Credit Agreements and/or their affiliates have in the past performed, or currently perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, or may in the future receive, customary compensation and expense reimbursement.

The foregoing description of the First Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendments, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2020, the Board of Directors (the “Board”) of Occidental increased the size of the Board from 11 to 12 directors in order to elect Stephen I. Chazen as Chairman of the Board, effective March 18, 2020.

Mr. Chazen is the President, Chief Executive Officer and Chairman of Magnolia Oil & Gas Corporation, a publicly-traded exploration and production company. Prior to that, Mr. Chazen was President and Chief Executive Officer of Occidental from May 2011 to April 2016 and served as a member of the Board from May 2010 to May 2017. Mr. Chazen served as Occidental’s President and Chief Operating Officer from 2010 to 2011; President and Chief Financial Officer from 2007 to 2010; Chief Financial Officer and Senior Executive Vice President from 2004 to 2007; Chief Financial Officer and Executive Vice President-Corporate Development from 1999 to 2004; and Executive Vice President-Corporate Development from 1994 to 1999. Before joining Occidental, Mr. Chazen was a Managing Director in Corporate Finance and Mergers and Acquisitions at Merrill Lynch. He worked as Director of Project Evaluation and Reservoir Engineering at Columbia Gas Development Corporation from 1977 to 1982. He began his career with Northrop Corporation in 1973 as a Laboratory Manager at the Johnson Space Center. Mr. Chazen is a former Chairman of the Board of the American Petroleum Institute and the Catalina Island Conservancy. Mr. Chazen was appointed to the University of Houston System Board of Regents in 2018 and serves on the Advisory Board at Rice University’s Baker Institute for Public Policy. He is a director of Houston Methodist Institute for Academic Medicine, the Williams Companies and the National Park Foundation. Mr. Chazen holds a Ph.D. in Geology from Michigan State University, a master’s degree in Finance from the University of Houston, and a bachelor’s degree in Geology from Rutgers College.

There are no arrangements or understandings between Mr. Chazen and any other person pursuant to which he was selected as a director. Pursuant to the Company’s compensation program for non-employee directors, Mr. Chazen will receive (i) a pro rata portion of the 2019-2020 common stock equity award granted to the Chairman of the Board and (ii) a pro rata portion of the 2019-2020 retainer paid to the Chairman of the Board, in each case after giving effect to a 15% reduction in all remaining 2019-2020 non-employee director compensation that has been adopted by the Board.

Item 7.01	Regulation FD Disclosure.

On March 24, 2020, the Company issued a press release with respect to Mr. Chazen’s election to the Board. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Revolving Credit Agreement, dated as of March 23, 2020, among Occidental Petroleum Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Amendment No. 1 to Term Loan Agreeement, dated as of March 23, 2020, among Occidental Petroleum Corporation, the lenders party thereto and Citibank, N.A. as Administrative Agent.
99.1	Press Release dated March 24, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for the Company’s 2020 Annual Meeting of Stockholders. This communication is not a substitute for any proxy statement or other document that the Company may file with the SEC in connection with any solicitation by the Company.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION BY THE COMPANY. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company will also be available free of charge by accessing the Company’s website at www.oxy.com.

Participants

The Company, its directors and executive officers and other members of management and employees are or will be participants in the solicitations of proxies by the Company. Information about the Company’s executive officers and directors, and their ownership of the Company by security holdings or otherwise, is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 28, 2020, in its proxy statement for the 2019 Annual Meeting which was filed with the SEC on March 28, 2019 and in its Form 8-K which was filed with the SEC on January 7, 2020. To the extent holdings of the Company’s securities reported in the proxy statement for the 2019 Annual Meeting or in such Form 8-K have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Deputy General Counsel and Corporate Secretary

Date: March 24, 2020